UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2004

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Morse Avenue, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 221-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

1.	Automatic adjustments were made under our 1987 Stock Plan, as amended, on account of our February 20, 2004 two-for-one stock split effected by a stock dividend. In addition our 1987 Stock Plan, as amended, provides for annual increases in the number of shares authorized for future grants. Exhibit 10.13.1 is a formal restatement of various quantities and amounts under the Plan to reflect these automatic adjustments as required pursuant to the 1987 Stock Plan.

2.	Form of Executive Retention Agreement—We attach as Exhibit 10.93 a form of Executive Retention Agreement. The purpose of the Executive Retention Agreements is to add incentives so that employees are retained and continue to provide services to the Company despite the significant uncertainty and instability that could potentially attend a future change of control of the Company. We plan to enter into the four almost-identical Executive Retention Agreements that we refer to in the list accompanying the Form of Executive Retention Agreement in the Exhibit Index. These agreements will be identical to one another except for the parties thereto, the dates of execution, or other details, and were materially different from one another only as to the amount of the potential payout, which would be a multiple of one or two times the other relevant amount or number, such as the amount of the person’s past base pay and bonus, or represents the number of years during which benefits are payable in certain events. The respective amounts are shown opposite the name of the party in the list in the Exhibit Index.

3.	Form of Employee Stock Option Agreement prior to August 17, 2004—We have attached as Exhibit 10.94 the form of agreement that we have previously executed and delivered to grantees of incentive stock options under the Microsemi Corporation 1987 Stock Plan, as amended. Grantees have included our chief executive officer and each of the four other most-highly compensated executive officers.

4.	Form of Employee Stock Option Agreement from and after August 17, 2004—We have attached as Exhibit 10.95, a new form of incentive stock option agreement for grants to employees, including executive officers who are employees. As of the date of this report, no grants have been made since adoption of the new option form. Pursuant to the 1987 Plan, the Compensation Committee, which is the Administrator of the 1987 Plan, can from time to time adopt a new form of option agreement consistent with the 1987 Plan. The new agreement form provides grantees with additional provisions that may make the options vested and exercisable in the event of a change of control. The purpose of these provisions is to assure that employees will have an incentive to remain in the employment of the Company despite uncertainties and risks that might attend a potential future change in control. The form differs from the prior form only in regard to the provision concerning acceleration of vesting in the event of a change in control. The acceleration provision also states that, in the discretion of the Compensation Committee, accelerated vesting would not occur if the vested and unvested options are to be assumed by the acquiring party and certain post-acquisition protections against actual or constructive termination are put into place, as more fully described in the form of agreement. Grantees will include our chief executive officer and each of the four other most-highly compensated executive officers.

5.	Form of Non-Employee Stock Option Agreement—We have attached as Exhibit 10.96 the form of agreement that we have executed and delivered to all grantees of non-qualified stock options under the Microsemi Corporation 1987 Stock Plan, as amended. Grantees have included and will include all of our non-employee directors.

6.	Description of Cash Bonus Plan—We have attached as Exhibit 10.97 a description of the Cash Bonus Program as presently in effect. There is no formally adopted plan document. Participants have included and will include our chief executive officer and each of the four other most-highly compensated executive officers.

7.	Supplemental Medical Plan—We have attached as Exhibit 10.98 the contract governing the Supplemental Medical Plan as presently in effect. Participants have included and will include our chief executive officer and each of the four other most-highly compensated executive officers.

The forms of agreement and description of benefits mentioned above are filed as exhibits to this Report pursuant to Rule 601 of Regulation S-K. The descriptions in this Report are qualified in their entirety by the respective related exhibits.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

Exhibit 10.13.1 reflects adjustments made automatically pursuant to a stockholder-approved plan. Exhibits 10.94 and 10.96 reflect agreements adopted under and pursuant to the 1987 Stock Plan. Further Exhibits 10.97 and 10.98 reflect benefits that have been in place, are currently in place. All of these, moreover, are accounted for in our financial statements and have been described previously in relevant reports and proxy statements.

The only new benefits are in Exhibits 10.93 and 10.95, neither of which has yet been executed, but which we intend to execute following the filing of this report. Also, these new agreements refer to a potential future “change-in-control.” The new agreements or new provisions are part of our longer-term compensation strategy that focuses on retention of key executives, and we definitely did not adopt these agreements in response to any specific situation involving any known potential “change-in-control.”

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.13.1	Adjustment of 1987 Plan for February 2004 Stock Split

10.93	Form of Executive Retention Agreement

Date	Executive	Potential Payout as a Multiple of Pay (marked with “X”s)
	Ralph Brandi	Two (2)
	John Holtrust	One (1)
	James Gentile	One (1)
	Steven Litchfield	One (1)

10.94	Form of Employee Stock Option Agreement prior to August 17, 2004

10.95	Form of Employee Stock Option Agreement from and after August 17, 2004

10.96	Form of Non-Employee Stock Option Agreement

10.97	Description of Cash Bonus Plan

10.98	Supplemental Medical Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSEMI CORPORATION
(Registrant)

Date: September 23, 2004

/s/ DAVID R. SONKSEN
(Signature)
David R. Sonksen,
Executive Vice President
Chief Financial Officer
Treasurer and Secretary
(Name and Title)

EXHIBIT INDEX

Exhibit No.	Description
10.13.1	Adjustment of 1987 Plan for February 2004 Stock Split

10.93	Form of Executive Retention Agreement

Executive	Potential Payout as a Multiple of Pay
Ralph Brandi	Two (2)
John Holtrust	One (1)
James Gentile	One (1)
Steven Litchfield	One (1)

10.94	Form of Employee Stock Option Agreement prior to August 17, 2004

10.95	Form of Employee Stock Option Agreement from and after August 17, 2004

10.96	Form of Non-Employee Stock Option Agreement

10.97	Description of Cash Bonus Plan

10.98	Supplemental Medical Plan